UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

NeuBase Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-230168	46-5622433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 450-1790

Ohr Pharmaceutical, Inc.

800 Third Avenue, 11th Floor

New York, New York 10022

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 12, 2019, the NeuBase Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting, among other things, (a) that on July 12, 2019, the Company, formerly known as Ohr Pharmaceutical, Inc. (“Ohr”), completed its business combination (the “Merger”) with a Delaware corporation that was previously known as “NeuBase Therapeutics, Inc.” (“Private NeuBase”), (b) other matters completed in connection with the closing of the Merger, and (c) the Company’s execution of agreements in connection with a private placement of shares of common stock of the Company. This Amendment No. 1 to the Original Form 8-K amends the Original Form 8-K to, among other things, (i) report certain historical annual and interim financial statements of Private NeuBase and certain unaudited pro forma condensed financial information for Ohr and Private NeuBase, (ii) report the closing of the private placement transaction and (ii) describe and file the Company’s employment offer letter with its Chief Executive Officer.

Item 3.02	Unregistered Sales of Equity Securities.

On July 16, 2019, the Company completed the transactions contemplated by that certain Common Stock Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) for the sale by the Company in a private placement (the “Private Placement”) of an aggregate 1,538,462 shares of the Company’s common stock (the “Shares”) for aggregate gross proceeds of $5.0 million. The Company’s entry into the Purchase Agreement was previously announced and disclosed in the Original Form 8-K.

The Private Placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it was an accredited investor within the meaning of Rule 501 of Regulation D, and acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares were offered without any general solicitation by the Company or its representatives. The Shares sold and issued in the Private Placement were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2019, the Company entered into an Offer of Employment with Dr. Dietrich Stephan, Ph.D., the Company’s President and Chief Executive Officer (the “Offer of Employment”), that became effective upon the consummation of the Merger on July 12, 2019. Pursuant to the Offer of Employment, Dr. Stephan will serve as the Company’s President and Chief Executive Officer, his annualized salary will be $450,000 and he will be eligible to receive an annual performance bonus of 35% of his base salary. In addition, consistent with the obligations of Private NeuBase under that certain Executive Employment Agreement, dated as of December 22, 2018 (the “Former Employment Agreement”), by and between Dr. Stephan and Private NeuBase, the Company will pay Dr. Stephan a bonus in the amount of $150,000 (the “Bonus”) pursuant to the completion of the Merger. The Company will pay Dr. Stephan the Bonus no later than August 28, 2019.

Pursuant to the Offer of Employment, if Dr. Stephan is terminated by the Company without cause, the Company will be obligated to pay to Dr. Stephan (i) severance at a rate equal to 100% of his base salary for a period of 12 months from the date of such termination and (ii) subject to the discretion of the Company’s board of directors, a prorated discretionary bonus for the year in which such termination occurs.

The foregoing descriptions of the Offer of Employment and the Former Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Offer of Employment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference, and by reference to the full text of the Former Employment Agreement, which was filed as Exhibit 10.23 to Amendment No. 2 to the Company’s Registration Statement on Form S-4 filed with the SEC on May 7, 2019 (File No. 333-230168).

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Reference is made to Amendment No. 4 to the Company’s Registration Statement on Form S-4 filed with the SEC on June 3, 2019 (File No. 333-230168) (the “Registration Statement”). The Company reports that the audited financial statements of Private NeuBase as of the year ended September 30, 2018 and for the period from August 28, 2018 (inception) to September 30, 2018, and the unaudited interim financial statements of Private NeuBase as of and for the three and six months ended March 31, 2019 were included in the Registration Statement in satisfaction of the requirements of Item 9.01(a) of Current Report on Form 8-K in connection with the Merger.

(b) Pro Forma Financial Information

The Company further reports that unaudited pro forma condensed combined financial information of the Company and Private NeuBase for the year ended September 30, 2018 and as of and for the six months ended March 31, 2019, were included in the Registration Statement in satisfaction of the requirements of Item 9.01(b) of Current Report on Form 8-K in connection with the Merger.

(d) Exhibits

Exhibit Number	Exhibits
10.1	Offer of Employment, dated July 11, 2019, by and between NeuBase Therapeutics, Inc. and Dietrich A. Stephan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuBase Therapeutics, Inc.

Date: July 17, 2019	By:	/s/ Dr. Dietrich Stephan
Name: Dr. Dietrich Stephan
Title: President and Chief Executive Officer